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                                                                   EXHIBIT 10.19

              [McLaren Performance Technologies, Inc. Letterhead]

September 28, 2001

EMM McLaren Investment Company, L.L.C.
1845 Maxwell, Suite 101
Troy, MI 48084
Attn: Michael L. Garavaglia, Manager

Gentlemen:

       EMM McLaren Investment Company, L.L.C. ("EMM") and McLaren Performance Technologies, Inc. ("McLaren") are parties to a certain McLaren Stock Option Purchase Agreement dated August 1, 2001 (together with all Exhibits thereto, the "Agreement"). The Agreement grants EMM the right to purchase certain Shares and acquire Warrants on or before October 1, 2001. The parties have agreed to extend the option periods under the Agreement and the Expiration Dates of the Warrants by approximately 60 days.

       Accordingly, the Agreement is hereby amended as follows: (a) all references in the Agreement to October 1, 2001 shall be deemed to be December 3, 2001; (b) all references in the Agreement to October 5, 2001 shall be deemed to be December 7, 2001; (c) all references in the Agreement to December 31, 2002 shall be deemed to be February 28, 2003; and (d) all references in the Agreement to December 31, 2003 shall be deemed to be February 27, 2004.

       Except as specifically amended in the preceding paragraph, the Agreement shall continue in full force and effect in accordance with its terms. The terms of this letter are hereby incorporated into the Agreement as if set forth therein and, except as provided herein, the terms of the Agreement are hereby incorporated herein. Unless defined herein, capitalized terms used herein shall have the meaning set forth in the Agreement.

       Please acknowledge your agreement with the foregoing by signing a copy of this letter where indicated below returning it to my attention.

                              McLAREN PERFORMANCE TECHNOLGIES, INC.


                              By: /s/ Chris Panzl
                                  -----------------------------------
                                        Chris Panzl, Vice President

ACKNOLWEDGED AND AGREED:

EMM McLAREN INVESTMENT COMPANY, L.L.C.


By: /s/ Michael Garavaglia
   --------------------------------------
       Michael L. Garavaglia, Manager